OTHER EXPENSE (INCOME), NET - Other Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
OTHER EXPENSE (INCOME), NET
Doubtful debt provision	$ 2,406	$ 327	$ 438
Change in liability for future earn-out	(247)	(593)	0
Recovery of pre-acquisition receivable	0	(1,384)	0
Other	112	(371)	275
Total other expense (income), net	$ 2,271	$ (2,021)	$ 713